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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                               94-1347393
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

101 NORTH PHILLIPS AVENUE
SIOUX FALLS, SOUTH DAKOTA                                    57104
(Address of principal executive offices)                     (Zip code)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                                   ----------

                             TABLETOP HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     52-2219000
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

10 SOUTH RIVERSIDE PLAZA, SUITE 850
CHICAGO, ILLINOIS                                            60606
(Address of principal executive offices)                     (Zip code)

                                   ----------

               12.25% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2014
                       (Title of the indenture securities)

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Item 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

                    Comptroller of the Currency
                    Treasury Department
                    Washington, D.C.

                    Federal Deposit Insurance Corporation
                    Washington, D.C.

                    Federal Reserve Bank of San Francisco
                    San Francisco, California 94120

               (b)  Whether it is authorized to exercise corporate trust powers.

                    The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

               None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. FOREIGN TRUSTEE.     Not applicable.

Item 16. LIST OF EXHIBITS.    List below all exhibits filed as a part of this
                              Statement of Eligibility.

     Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

     Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

     Exhibit 3.     See Exhibit 2

     Exhibit 4.     Copy of By-laws of the trustee as now in effect.***

     Exhibit 5.     Not applicable.

     Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.****

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.

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*    Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**   Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

**** Wells Fargo Bank Minnesota, National Association was consolidated into Wells Fargo Bank, National Association effective February 20, 2004.

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                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 26th day of March 2004.


                               WELLS FARGO BANK, NATIONAL ASSOCIATION


                                   /s/ Michael T. Lechner
                               ------------------------------
                               Michael T. Lechner
                               Assistant Vice President

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                                    EXHIBIT 6


March 26, 2004


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                               Very truly yours,

                               WELLS FARGO BANK, NATIONAL ASSOCIATION


                                    /s/ Michael T. Lechner
                               ---------------------------------
                               Michael T. Lechner
                               Assistant Vice President

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                                    Exhibit 7


                       Consolidated Report of Condition of

                Wells Fargo Bank Minnesota, National Association
           of Sixth Street and Marquette Avenue, Minneapolis, MN 55479
                     And Foreign and Domestic Subsidiaries,
      at the close of business December 31, 2003, filed in accordance with
                    12 U.S.C. Section161 for National Banks.

                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------
ASSETS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin                                     $        1,322
        Interest-bearing balances                                                                         127
Securities:
        Held-to-maturity securities                                                                         0
        Available-for-sale securities                                                                   2,568
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold in domestic offices                                                          1,053
        Securities purchased under agreements to resell                                                     0
Loans and lease financing receivables:
        Loans and leases held for sale                                                                 14,457
        Loans and leases, net of unearned income                                      27,715
        LESS: Allowance for loan and lease losses                                        284
        Loans and leases, net of unearned income and allowance                                         27,431
Trading Assets                                                                                             49
Premises and fixed assets (including capitalized leases)                                                  180
Other real estate owned                                                                                    12
Investments in unconsolidated subsidiaries and associated companies                                         0
Customers' liability to this bank on acceptances outstanding                                               22
Intangible assets
        Goodwill                                                                                          291
        Other intangible assets                                                                             9
Other assets                                                                                            1,281
                                                                                               --------------
Total assets                                                                                   $       48,802
                                                                                               ==============

LIABILITIES
Deposits:
        In domestic offices                                                                    $       29,890
                Noninterest-bearing                                                   17,097
                Interest-bearing                                                      12,793
        In foreign offices, Edge and Agreement subsidiaries, and IBFs                                       4
                Noninterest-bearing                                                        0
                Interest-bearing                                                           4
Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices                                                     9,295
        Securities sold under agreements to repurchase                                                    237

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
                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------
Trading liabilities                                                                                         2
Other borrowed money
        (includes mortgage indebtedness and obligations under capitalized leases)                       4,543
Bank's liability on acceptances executed and outstanding                                                   22
Subordinated notes and debentures                                                                           0
Other liabilities                                                                                         973

                                                                                               --------------
Total liabilities                                                                              $       44,966

Minority interest in consolidated subsidiaries                                                              0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                               0
Common stock                                                                                              100
Surplus (exclude all surplus related to preferred stock)                                                2,134
Retained earnings                                                                                       1,546
Accumulated other comprehensive income                                                                     56
Other equity capital components                                                                             0

                                                                                               --------------
Total equity capital                                                                                    3,836

                                                                                               --------------
Total liabilities, minority interest, and equity capital                                       $       48,802
                                                                                               ==============

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Jon R. Campbell
Marilyn A. Dahl              Directors
Gerald B. Stenson

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                                    Exhibit 7


                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
                of 420 Montgomery Street, San Francisco, CA 94163
                     And Foreign and Domestic Subsidiaries,
      at the close of business December 31, 2003, filed in accordance with
                    12 U.S.C. Section161 for National Banks.

                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------
ASSETS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin                                     $       11,411
        Interest-bearing balances                                                                       3,845
Securities:
        Held-to-maturity securities                                                                         0
        Available-for-sale securities                                                                  17,052
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold in domestic offices                                                            516
        Securities purchased under agreements to resell                                                   109
Loans and lease financing receivables:
        Loans and leases held for sale                                                                 14,571
        Loans and leases, net of unearned income                                     172,511
        LESS: Allowance for loan and lease losses                                      1,554
        Loans and leases, net of unearned income and allowance                                        170,957
Trading Assets                                                                                          6,255
Premises and fixed assets (including capitalized leases)                                                2,067
Other real estate owned                                                                                   144
Investments in unconsolidated subsidiaries and associated companies                                       306
Customers' liability to this bank on acceptances outstanding                                               68
Intangible assets
        Goodwill                                                                                        6,814
        Other intangible assets                                                                         7,501
Other assets                                                                                            8,858

                                                                                               --------------
Total assets                                                                                   $      250,474
                                                                                               ==============

LIABILITIES
Deposits:
        In domestic offices                                                                    $      157,695
                Noninterest-bearing                                                   44,315
                Interest-bearing                                                     113,380
        In foreign offices, Edge and Agreement subsidiaries, and IBFs                                  16,249
                Noninterest-bearing                                                        6
                Interest-bearing                                                      16,243
Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices                                                    14,685
        Securities sold under agreements to repurchase                                                  1,613

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
                                                                                               Dollar Amounts
                                                                                                 In Millions
                                                                                               --------------
Trading liabilities                                                                                     4,277
Other borrowed money
        (includes mortgage indebtedness and obligations under capitalized leases)                      18,212
Bank's liability on acceptances executed and outstanding                                                   68
Subordinated notes and debentures                                                                       6,742
Other liabilities                                                                                       7,358

                                                                                               --------------
Total liabilities                                                                              $      226,899

Minority interest in consolidated subsidiaries                                                             60

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                               0
Common stock                                                                                              520
Surplus (exclude all surplus related to preferred stock)                                               17,709
Retained earnings                                                                                       4,920
Accumulated other comprehensive income                                                                    366
Other equity capital components                                                                             0

                                                                                               --------------
Total equity capital                                                                                   23,515

                                                                                               --------------
Total liabilities, minority interest, and equity capital                                       $      250,474
                                                                                               ==============

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 James E. Hanson
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Carrie L. Tolstedt
Howard Atkins                Directors
John Stumpf